JANUS® INDICES

Janus Small Cap Alpha and Small/Mid Cap Alpha Index Methodology

Table of Contents

Index Sponsor and Index Calculation Agent	3

Index Overview	4

Intra-Day Index Calculation	8

Index Maintenance	9

Index Committee	12

Contact Information	14

Disclosures and Disclaimers	15

Appendix I: Reference Index Adjustments	16

Appendix II: Dividends, Stock Splits and Rights Issues	18

Appendix III: Eligible Universes and Reference Funds	24

Appendix IV: Holiday Schedule	24

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Introduction

This document describes the methodology for the Janus Small Cap Alpha Index and the Janus Small/Mid Cap Alpha Index (each an “Index” and collectively the “Indices”) (the “Index Methodology”). The Indices seek to select companies that are poised for “smart growth,” which is intended to deliver risk-adjusted outperformance relative to a market cap weighted universe of small capitalization (and medium capitalization for Small/Mid Cap Alpha Index) growth stocks. The Indices replicate a portfolio consisting of stocks selected from an associated index of either small cap stocks or small and mid-cap stocks (the Solactive Small Cap Index for the Janus Small Cap Alpha Index and the Solactive Small/Mid Cap Index for the Janus Small/Mid Cap Alpha Index). The stocks in these associated indices are the “Eligible Universe” for the Indices. The percentage weight of each stock within each Index is determined on a quarterly basis in accordance with the methodology described below.

A review of each Index is carried out quarterly. On each quarterly Calculation Date, the stocks are reselected by reference to the Eligible Universe at the time, and the percentage weight of each stock to be included in each Index is determined in accordance with the Index Methodology. These new stocks are given effect in their respective weights as of the subsequent related quarterly rebalancing date.

The Indices are designed to be investible – an investor holding the reference securities included within each Index at the same weights adjusted daily should realize returns similar to that of the respective Index. The reference securities are US listed equities. Each Index inception date is December 31, 2015. All data prior to this date is pre-inception index performance (PIP). Each Index Base Date, or the first date from which PIP may be derived, is May 31, 2005.

Index Sponsor and Index Calculation Agent

The index sponsor is Janus Index & Calculation Services LLC (the “Index Sponsor”). As of the date of this Index Methodology, the Index Sponsor has appointed Solactive AG (“Solactive”) as Index Calculation Agent to calculate and publish the Indices in accordance with the Index Methodology. The Index Sponsor may, in its sole discretion and without notice, appoint an alternative Index Calculation Agent at any time which may be the Index Sponsor or one of its affiliates.

The Index Sponsor’s determinations in respect of each Index shall be final.

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Index Overview

Each Index is a notional, rules-based proprietary index sponsored by Janus Index & Calculation Services LLC. Each Index is designed to select small capitalization or small and midsize capitalization stocks that are poised for “smart growth” by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency.

The Index Methodology determines the Constituents and assigns their applicable weights in each Index, from the Eligible Universe, on a quarterly basis, based on a proprietary quantitative process. Stocks from the Eligible Universe are ranked on a selection of fundamental metrics listed further below (each a “Factor” and collectively the “Factors”). Each Constituent is given a score based on its decile performance within each Factor and then the scores are aggregated, with equal weighting, across all of the Factors. The top ten percent of the performers comprise the Constituents in the respective Index, and are weighted by their market capitalization relative to the total market capitalization of the selected Constituents. The weighting of the Constituents is further calibrated to account for Sector Weighting and single stock position limits, as described below.

Each Index is a total return index, with notional reinvestment of net dividends. Each Index is described as replicating notional positions in the Constituents because there is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest. Each Index simply references certain investment positions the performances of which are used as reference points for the purpose of calculating a relative value for each Index (each an “Index Level”).

Constituent Prices

The closing price for each Constituent on an Index Business Day is the price of the security, expressed in US dollars, at the regular close of the principal trading session on the primary exchange on which the security is listed as published by the Consolidated Tape for that Index Business Day.

Selection of Constituents

The Constituents selected on each Calculation Date, from and including the first Calculation Date prior to the Index Base Date, will be selected from all of the stocks in the Eligible Universe as of such date.

Index Base Date

The base date for each Index is May 31, 2005.

Calculation Date

The last Index Business Day of each February, May, August, and November, commencing on the last Index Business Day of August, 20051.

Rebalancing Date

The 10th business day after a Calculation Date, with the exception of the very first Rebalancing Date, which is the first Calculation Date (May 31, 2005).

Changes in the Eligible Universe

The Constituents comprising an Index will also be adjusted between Rebalancing Dates to take account of the removal of stocks from the Eligible Universe. Stocks which are introduced into the Eligible Universe between Rebalancing Dates will not be included in an Index solely as a result of such introduction, but stocks may be introduced into the Index between Rebalancing Dates in accordance with the Index Conditions as described herein, as a result of certain corporate action events such as mergers.

  1 Subject to adjustment in accordance with Adjustments in the Appendix.

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Index Calculations

The Index Level on the Index Base Date shall be 100. The first Calculation Date is May 31, 20052. Initial shares are calculated as follows:

The Index Level on each Index Business Day t (following the Index Base Date) shall be an amount determined by the Index Calculation Agent in accordance with the formula set out below. The formula aggregates the product of each Constituent’s Constituent Closing Level and its prevailing Share Count (each as defined below).

adjusted for corporate actions where necessary, where:

Index Levelt	=	Index Level on Index Business Day t

Pi,t	=	Constituent Closing Level of Constituent i on Index Business Day t

Wi,c	=	Weight of Constituent i on the Calculation Date c (or the Index Base Date, as applicable) immediately preceding Index Business Day t

N	=	The number of Constituents included in the Index on Index Business Day t

Si,r	=	Share Count of Constituent i on the Rebalancing Date r (or the Index Base Date, as applicable) immediately preceding Index Business Day t

and

and r is a Rebalancing Date. Net Dividends are defined in more detail in the Appendix.

On Rebalancing Date r, the Index Level is calculated using the respective Share Counts (as determined on Rebalancing Date r-1) of each Constituent (as selected on the Calculation Date immediately preceding Rebalancing Date r-1), subject to any subsequent adjustment of any Constituent’s Share Count as a result

2 There is no lag for the first calculation period, i.e. the Rebalance Date and the Calculation Date are the same.

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of any Additional Rebalancing Event, Dividend Adjustment Event, Stock Split Adjustment Event, Rights Issue Adjustment Event or Adjustment Event. Beginning with the first Index Business Day following Rebalancing Date r, up to and including Rebalancing Date r+1 (but prior to the rebalancing of the Index on such Rebalancing Date r+1), the Index Level is calculated using the Constituents selected on the Calculation Date immediately preceding Rebalancing Date r and their respective Share Counts (as determined on Rebalancing Date r).

Subject to the occurrence or existence of a Disrupted Day as defined below, the Index Level is calculated by the Index Calculation Agent at approximately 6:00p.m. Eastern Time (the “Index Valuation Time”) on each Index Business Day. The Index Level is the closing level of the Index for the relevant Index Business Day. The Index Calculation Agent may also, but is not obliged to, calculate the level of an Index in respect of any other valuation time on any Index Business Day or any other day with the consent of the Index Sponsor.

The detailed procedures for the calculation of the Index Level in respect of each Index Business Day are set out below.

Factors and Factor Thresholds

The following 10 Factors are used in the selection process:

Factor
Return on Invested Capital (ROIC)
Revenue CAGR 2yr
Revenue CAGR 5yr
Revenue CAGR 8yr
Minimum Annual Change in Revenue over Past 8 years
5yr CAGR Margin Expansion
Operating Profit (EBIT) CAGR 5yr
EPS CAGR 5yr
Minimum EBITDA Annual Change over Past 8 years
5yr Average ROIC

Each Factor has an associated Factor Threshold. Exceeding this Factor Threshold will increase a stock’s score on Calculation Date, as discussed below.

Selection Methodology

Each stock in the Eligible Universe will receive a score on each Calculation Date. The score is calculated as follows:

Decile Scoring

Each stock in the Eligible Universe will receive a point total equal to the decile rank of the stock for a given Factor. For example, if a stock is in the top decile for a given Factor, it will receive 10 points for that factor. If the stock is in the lowest decile, it will receive 1 point. If a stock is at the border of two deciles, its observation for that Factor must exceed the decile threshold to receive the higher point total for the Factor. For example, if the 198th, 199th, 200th and 201st observations (ranked) are equivalent, the top decile will only include the first 197 names (assuming all data is observed for that Factor).

Threshold Factor Scoring

For each Factor, a Threshold Factor has been established by the Index Committee. To the extent a stock’s score within a Factor meets or exceeds the Threshold Factor, it will receive additional points. For example, if the Threshold Factor is in the second-highest decile, the Threshold Factor Score is 9 points. A high Threshold Factor Score means that exceeding that Threshold Factor is relatively difficult for a stock to achieve. As a result, any stock that meets or exceeds the Threshold Factor receives bonus points for the

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Factor equal to  1⁄2 the value of the Threshold Factor Score. As an example, if a stock places in the third-highest decile, and the Threshold Factor places in the 5th-highest decile, then the stock, which would receive 8 points for its decile rank, would receive an additional 3 points for exceeding the Threshold Factor ( 1⁄2 of six points). A stock that ranked in the 6th-highest decile for that Factor would only receive 5 points, with no bonus points, since it did not exceed the threshold.

Stocks whose data are unavailable for a given Factor receive a score for that Factor equal to the average score the stock received for all Factors for which it has data.

The scores for each stock within a Factor are then added together across the 10 Factors to achieve the Factor Score for each stock. The top 10% of the Eligible Universe, based on each stock’s Factor Score, becomes the Constituents in an Index. If there is a tie at the top 10% threshold, all stocks achieving the same Factor Score are included and are considered Constituents.

Weights

Initially, Constituents are weighted on a market-cap basis. The Sector Rebalance is achieved as follows:

Each Index is given a Reference Fund. The Reference Funds are listed in the Appendix. At each Selection Date, the most recent publicly available holdings for the Reference Fund are aggregated by Sector (Reference Fund Sector, or “RFS”). If the Reference Fund has holdings in stocks outside of the ten Global Industry Classification Standard (“GICS”) Level 2 Sectors, such stocks will be excluded and the Sector weights for the Index will be re-allocated pro-rata so that the sum is 100%. The Weights for the Constituents are then grossed up or scaled down so that the sum of the Weights for each Sector matches the RFS Weights. Negative weights in the RFS are assumed to be zero. If a Sector is not represented in the Constituent set, then the next five highest Factor Scoring stocks in that Sector are added to the Constituent set, such that their Weights are weighted according to their Market Cap and their total Weight adds to the corresponding RFS Weight.

For sectors that are grossed up, the number of stocks in the sector must be at least five (5). If the number of stocks is less than five, then stocks are added to the sector allocation, based on a Factors Score, until the sector has five stocks in it. Those five stocks are weighted according to their Market Cap relative to the total market capitalization of the selected Constituents.

Single Stock Position Limits

Once the Sector Rebalance is complete, a maximum Weight per Constituent of 3% is imposed. Any Weight above the 3% threshold is redistributed (by market cap) among the other selected stocks in the same Sector as the overweight stock. In the event that there are not enough stocks in the Sector to redistribute the weight without violating the 3% threshold, the next highest Factor Scoring names within that sector from the Eligible Universe are added sequentially to the Constituent Set until the Weight constraint is satisfied.

Additional Rebalancing Dates

If a stock which is a Constituent of an Index is removed from the Eligible Universe (an “Eligible Universe Removal Event”), then such Constituent (a “Removed Constituent”) will be removed from the Index on the same day (an “Additional Rebalancing Date”).

If, due to any applicable law or regulation or policy, the Index Sponsor or the Index Calculation Agent is not permitted (or there is a reasonable likelihood that, within the next 30 Index Business Days, it will not be permitted) to continue to sponsor or calculate, as applicable, an index that includes a stock which is a Constituent of an Index, then such Constituent (a “Removed Constituent”) will be removed from the Index on the date (an “Additional Rebalancing Date”) designated by the Index Calculation Agent or the Index Sponsor (in which case the Index Sponsor will notify the relevant date to the Index Calculation Agent).

Upon the removal of one or more Removed Constituents from the Index on an Additional Rebalancing Date, the Percentage Weights of the remaining Constituents are scaled up such that the Percentage Weight of the Removed Constituent(s) is proportionally redistributed to the remaining Constituents. In the event that any such Percentage Weight as a result would be greater than 3%, then the Index Calculation Agent

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shall determine the Percentage Weights to be applied to each remaining Constituent upon the removal of the relevant Removed Constituent(s) by distributing the excess pro rata across the remaining Constituents. If the resulting redistribution causes another Constituent to exceed a 3% weight, the process is repeated until the 3% cap on each Constituent is satisfied.

Intra-Day Index Calculation

The value of each Index will be calculated intra-day by applying the then current adjusted market prices of the selected Constituents as if they were the end of day prices and following the end-of-day calculations described above.

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Index Maintenance

Index Base Date Level

Each Index has a level of 100 on the Index Base Date, and on each Index Business Day thereafter the Index Level is equal to the Index Level at the beginning of the period times one plus the Index Return (R) for the period.

Corporate Actions

The Index Committee, as described further below, will be solely responsible for the determination and calculation of any adjustments to the price of any instrument underlying an Index and of any related determinations and calculations with respect to any corporate action and its determinations and calculations will be conclusive absent manifest error.

Complex corporate actions: should any corporate action exist which the Index Committee deems requires a price adjustment, it will be solely responsible for determining the method and timing for any necessary price adjustments. In the case of simultaneous corporate actions, the Index Committee will determine the application of the above price adjustments which is the most accurate reflection of the impact of the corporate actions.

For most routine corporate actions the Index Committee delegates the implementation of standard corporate action procedures as outlined in this document to the Index Calculation Agent.

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Index Policy

Announcements

Announcements regarding changes to any of the Indices will be made publicly available prior to the effective date of the change. All announcements will be published on the Index website: www.janusindices.com

Holiday Schedule

Each Index will be calculated on days when (a) the New York Stock Exchange is open for trading and (b) the primary exchange for the reference securities is open for trading. (Please see the Appendix.)

Force Majeure

Calculation of an Index may not be possible or feasible under certain events or circumstances, including, without limitation, market disruptions, a systems failure, natural or man-made disaster, act of God, armed conflict, act of terrorism, riot or labor disruption or any similar intervening circumstance, that is beyond the reasonable control of the Index Sponsor and that the Index Calculation Agent and/or the Index Sponsor determines affects an Index or underlying markets. Upon the occurrence of any such force majeure event, the Index Sponsor may, in its discretion, elect one (or more) of the following options:

•	Make such determinations and/or adjustments to the terms of an Index as it considers appropriate to determine any closing level on any such appropriate Index Business Day; and/or

•	Defer publication of the information relating to an Index until the next Index Business Day on which it determines that no force majeure event exists; and/or

•	Permanently cancel the publication of the information relating to an Index; and/or

•	The Index Sponsor employs the methodology described above and its application of the methodology shall be conclusive and binding.

Market Disruption

“Disrupted Day” shall mean, in respect of a Share, any Scheduled Trading Day for such Share on which any of the events set out below occurs:

•	(a) any relevant Exchange or any relevant Related Exchange fails to open for trading during its regular trading session; or

•	(b) the occurrence or existence at any time during the one hour period which ends at the relevant Valuation Time of any suspension of or limitation imposed (whether by reason of movements in price exceeding permitted limits or otherwise) on the trading on (i) any relevant Exchange of such Share; or (ii) any relevant Related Exchange of futures contracts or options contracts relating to such Share; or

•	(c) the occurrence or existence at any time during the one hour period which ends at the relevant Valuation Time of any other event (other than an event described in Sub-paragraph (d) or Sub-paragraph (e) of this definition) which disrupts or impairs the ability of market participants in general (i) (on any relevant Exchange) to effect transactions in or to obtain market values for such Share; or (ii) (on any relevant Related Exchange) to effect transactions in or to obtain market values for any futures contracts or options contracts relating to such Share; or

•

(d) the closure on any Exchange Business Day of any relevant Exchange prior to its Scheduled Closing Time (unless such earlier closing time is announced by such Exchange at least one hour prior to the earlier of (i) the actual closing time for the regular trading session on such Exchange on such Exchange Business Day; and (ii) the deadline for the submission of orders to be entered into such Exchange system for execution at the relevant Valuation Time on such Exchange

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Business Day); or

•	(e) the closure on any Exchange Business Day of any relevant Related Exchange in respect of futures contracts or options contracts relating to such Share prior to its Scheduled Closing Time (unless such earlier closing time is announced by such Related Exchange at least one hour prior to the earlier of (i) the actual closing time for the regular trading session on such Related Exchange on such Exchange Business Day; and (ii) the deadline for the submission of orders to be entered into such Related Exchange system for execution at the Valuation Time on such Exchange Business Day).

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Index Committee

The Index Committee is responsible for reviewing the design, composition, and calculation of the Indices, the development of new indices, and to determine changes, if any, to the Index Methodology (including rules for selecting companies, share counts or other matters), and the treatment of corporate actions.

Decisions made by the Index Committee include all matters related to Index Policy and Maintenance. The Index Committee meets periodically to review market conditions and Index performance, or on an as-needed basis to address major market developments.

The Index Committee reserves the right to exercise its discretion in making decisions with respect to any Index Policy or action. Index Committee internal procedures and discussions are considered to be potentially market moving and are therefore kept confidential.

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Index Dissemination

Index Tickers

The Indices are calculated in real-time and disseminated by the Consolidated Tape Association (CTA) every 15 seconds during the U.S. trading day. Official closing Index Levels are published on each Index Business Day at approximately 6:30 p.m. Eastern Time and are made available on www.janusindices.com.

FTP

Daily Index Level information is available via FTP. Please contact indexgroup@janus.com for subscription information.

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Contact Information

indexgroup@janus.com

www.janusindices.com

151 Detroit St.

Denver, CO 80206

+1 203 992 4301

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Disclosures and Disclaimers

Janus and VelocityShares are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Redistribution, reproduction and/or photocopying in whole or in part is prohibited without written permission. All rights reserved.

This document does not constitute an offer of services in jurisdictions where Janus Capital Management LLC (“Janus”), Janus Index & Calculation Services (“JICS”) or its affiliates do not have the necessary licenses. JICS may receive compensation in connection with licensing its indices to third parties. All information provided by Janus or JICS is impersonal and not tailored to the needs of any person, entity or group of persons. Janus, JICS and its affiliates make no representation regarding the advisability of investing in any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Janus or JICS index. A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or other vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or other vehicle. Inclusion of a security within an index is not a recommendation by Janus or JICS to buy, sell, or hold such security, nor is it considered to be investment advice. Janus or JICS does not guarantee the accuracy and/or completeness of any Janus or JICS index, any data included therein, or any data from which it is based, and neither Janus nor JICS shall have any liability for any errors, omissions, or interruptions therein. Janus and JICS make no warranties, express or implied, as to results to be obtained from use of information provided by Janus or JICS and used in this service, and Janus and JICS expressly disclaim all warranties of suitability with respect thereto. While Janus and JICS have obtained information believed to be reliable, Janus and JICS shall not be liable for any claims or losses of any nature in connection with information contained in this document, including but not limited to, lost profits or punitive or consequential damages, even if it is advised of the possibility of same. These materials have been prepared solely for informational purposes based upon information generally available to the public from sources believed to be reliable. Janus and JICS make no representation with respect to the accuracy or completeness of these materials, the content of which may change without notice.

A registration statement relating to funds that rely on the Indices has been filed with the Securities and Exchange Commission but has not yet become effective. The information in the prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Please consider the investment objectives, risks, and charges and expenses of the ETFs carefully before investing. The ETFs’ prospectus will contain this and other information about the funds. You can obtain a copy of the prospectus by calling 1-877-33-JANUS. The final prospectus should be read carefully before investing.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index & Calculation Services LLC.

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Appendix I: Reference Index Adjustments

“Reference Index” refers to the Eligible Universe Index.

“Reference Index Sponsor” means, in respect of a Reference Index, the corporation or other entity which (a) is responsible for setting and reviewing the rules and procedures and the methods of calculation and adjustments, if any, related to such Reference Index and (b) announces (directly or through an agent) the level of such Reference Index.

Successor Reference Index and Successor Reference Index Sponsor

If a Reference Index is (i) not calculated and announced by the relevant Reference Index Sponsor but is calculated and announced by a successor sponsor acceptable to the Index Sponsor, or (ii) replaced by a successor index using, in the determination of the Index Sponsor, the same or a substantially similar formula for and method of calculation as used in the calculation of that Reference Index, then in each case that index (the “Successor Reference Index”) will be deemed to be the relevant Reference Index with effect from the date determined by the Index Sponsor who may make such adjustment(s) to the Index Conditions as it determines appropriate to account for such change.

Reference Index Modification and Reference Index Cancellation

If a Reference Index Sponsor announces that it will make a material change in the formula for or method of calculating a Reference Index or in any other way materially modifies that Reference Index (other than a modification prescribed in that formula or method to maintain that Reference Index in the event of changes in constituent stock and capitalization and other routine events) (a “Reference Index Modification”) or permanently cancels that Reference Index and no Successor Reference Index exists (a “Reference Index Cancellation” and, together with a Reference Index Modification, each a “Reference Index Adjustment Event”), then:

(i)	the Index Sponsor may suspend the calculation, publication and dissemination of the respective Index and Index Level until the first succeeding Index Business Day on which such event does not occur or continue to occur; and/or

(ii)	the Index Sponsor may select a replacement Reference Index that has substantially similar characteristics to the Reference Index that is being replaced, having regard to the manner in which such Reference Index is used in the calculation of the Index, in which case the Index Sponsor will (a) determine the effective date of such replacement, and (b) make such adjustment(s) to the Index Conditions as it determines appropriate to account for the effect on the Index of such replacement; and/or

(iii)	the Index Sponsor may discontinue and cancel the Index.

Cancellation of Reference Index License

If, in respect of a Reference Index, a license granted (if required) to the Index Sponsor and/or the Index Calculation Agent and/or any of their respective affiliates, to use such Reference Index in connection with the Index is terminated, or any such entity’s right to use such Reference Index in connection with calculating the Index is otherwise disputed, impaired or ceases for any reason, then:

(iv)	the Index Sponsor may suspend the calculation, publication and dissemination of the Index and the Index Level until the first succeeding Index Business Day on which such event does not occur or continue to occur; and/or

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(v)	the Index Sponsor may select a replacement Reference Index that has substantially similar characteristics to the Reference Index that is being replaced, having regard to the manner in which such Reference Index is used in the calculation of the Index, in which case the Index Sponsor will (a) determine the effective date of such replacement, and (b) make such adjustment(s) to the Index Conditions as it determines appropriate to account for the effect on the Index of such replacement; and/or

(vi)	the Index Sponsor may discontinue and cancel the Index.

Corrections of published levels, prices, rates or values in respect of a Reference Index

If, in respect of a Reference Index, any level, price, rate or value (as applicable) in respect of such Reference Index or any related derivative or other related instrument, for any time on any day, which is announced by or on behalf of the person or entity responsible for such publication or announcement and which is used for any calculation or determination in respect of the Index, is subsequently corrected, and such correction (the “Corrected Level”) is published by or on behalf of such person or entity within two Index Business Days after the original publication, then such Corrected Level shall be deemed to be the level, price, rate or value (as applicable) for such Reference Index, related derivative or other related instrument (as the case may be) for the relevant time on the relevant day and the Index Sponsor may, but shall not be obliged to, make appropriate adjustments to the Index and the Index Level for the relevant Index Business Day(s).

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Appendix II: Dividends, Stock Splits and Rights Issues

Upon the occurrence of a Dividend Adjustment Event, a Stock Split Adjustment Event or a Rights Issue Adjustment Event (each as defined below), the Index Calculation Agent will make the appropriate adjustments to the composition of an Index including, in particular, the Share Counts of the Constituents. For the avoidance of doubt, Dividend Adjustment Events, Stock Split Adjustment Events and Rights Issue Adjustment Events shall not constitute Adjustment Events for the purpose of the Index Conditions. Between Calculation Dates and Rebalance Days the Share Counts calculated for an upcoming rebalance are also adjusted in the manner described below.

Dividend Adjustments (Regular Dividends: Cash and/or Stock Dividends)

Following the declaration by the issuer of any Constituent of a Dividend (as defined below) (a “Dividend Adjustment Event”), the Index Calculation Agent shall adjust the Weight of such Constituent on the Index Business Day following the Ex-Dividend Date (as defined below) in relation to such Dividend in accordance with the formula set out below.

The Share Count of the relevant Constituent shall be adjusted such that:

Si,ex+1	=	Share Count of Constituent i on the Index Business Day immediately following the applicable Ex-Dividend Date.

Si,ex	=	Share Count of Constituent i on the applicable Ex-Dividend Date (or, if such day is not an Index Business Day, on the immediately preceding Index Business Day).

Dividend Percentagei	=	The applicable Dividend Percentage (as defined below).

Dividend Amounti	=	The applicable Dividend Amount (as defined below).

Pi,ex-1	=	Constituent Closing Level of Constituent i on the Index Business Day immediately preceding the applicable Ex-Dividend Date.

“Dividend” means, in respect of a Constituent, any regular dividend (in the form of a cash dividend and/or a scrip (stock) dividend) declared by the issuer of such Constituent for which the Ex-Dividend Date falls on any day after the Index Base Date (excluding any Extraordinary Dividend).

“Dividend Amount” means, in respect of a Dividend:

(i)	if such Dividend is a cash dividend, 100% of the gross cash dividend per one stock as declared by the issuer of the relevant Constituent, before the withholding or deduction of taxes at source by or on behalf of any applicable authority having power to tax in respect of such a dividend (an “Applicable Authority”), and shall exclude (a) any imputation or other credits, refunds or deductions granted by an Applicable Authority (together, the “Credits”), and (b) any taxes, credits, refunds or benefits imposed, withheld, assessed or levied on the Credits referred to in (a) above (converted, if necessary, at the applicable FX Rate for the conversion of the currency in which the relevant Dividend Amount is denominated into the currency in which the Constituent Closing Level of the relevant Constituent is published).

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(ii)	if such Dividend is a non-cash dividend, an amount per one stock equal to the cash value declared by the issuer of the relevant Constituent (whether or not such non-cash dividend includes stock that are the Constituent) or, if no cash value is declared by the issuer of the relevant Constituent, the cash value of such non-cash dividend as determined by the Index Sponsor, calculated by reference, where available, to the closing price of any stocks or the Constituent Closing Level (as the case may be) comprising such non-cash dividend on the last trading day immediately preceding the relevant Ex-Dividend Date, taking into account (where such non-cash dividend consists of the stock of the Constituent) any diluting effect on the theoretical value of the Constituent stock resulting from such non-cash dividend. The cash value of a non-cash dividend shall be converted, if necessary, at the applicable FX Rate for the conversion of the currency in which the relevant Dividend Amount is denominated into the currency in which the Constituent Closing Level of the relevant Constituent is published.

“Dividend Percentage” means, in respect of a Dividend Amount, the Dividend Percentage specified by the Index Sponsor from time to time in respect of the country or jurisdiction in which the issuer of the relevant Constituent is domiciled for tax purposes. As of the date of this Index Methodology, the Dividend Percentage is set to 100%. The Index Sponsor shall notify the Index Calculation Agent of any change in the Dividend Percentage applicable to any country or jurisdiction, in which case the current Dividend Percentage will be available from the Index Sponsor.

“Ex-Dividend Date” means, in respect of a stock and a dividend payment which has been announced by the issuer of such stock, the first day on which a purchaser of such stock will not be entitled to receive the relevant dividend payment, as fixed by the issuer of such stock and/or the primary exchange on which such stock is traded.

“Extraordinary Dividend” has the meaning given to such term in the Index General Conditions and will generally include any dividend which is described as “special,” “extra,” “irregular” or a “return of capital”.

“FX Rate” means, in respect of the notional exchange of one currency to another currency, the applicable WM/Reuters “Closing Spot Rate” as published by The World Markets Company plc in conjunction Reuters at approximately 4.00 p.m. (London Time) on the Ex-Dividend Date or, if such rate is discontinued or unavailable on the relevant day for any reason, such other exchange rate for the relevant currency conversion as the Index Sponsor shall determine appropriate by reference to an alternative foreign exchange rate service.

Dividend Adjustments (Extraordinary Dividends, Bonus Shares)

Following the declaration by the issuer of any Constituent of an Extraordinary Dividend (as defined below) (a “Dividend Adjustment Event”), the Index Calculation Agent shall adjust the Share Count of such Constituent on the Ex-Dividend Date (as defined below) in relation to such Extraordinary Dividend in accordance with the formula set out below. If such Ex-Dividend Date is not an Index Business Day, the adjustment shall be made on the next following Index Business Day.

The Share Count of the relevant Constituent shall be adjusted such that:

where:

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Si,ex	=	Share Count of Constituent i on the applicable Ex-Dividend Date (or, if such day is not an Index Business Day, on the immediately following Index Business Day).

Si,ex-1	=	Share Count of Constituent i on the Index Business Day immediately preceding the applicable Ex-Dividend Date.

Dividend Percentagei	=	The applicable Dividend Percentage (as defined below).

Extra Dividend Amounti	=	The applicable Extraordinary Dividend Amount (as defined below).

Pi,ex-1	=	Constituent Closing Level of Constituent i on the Index Business Day immediately preceding the applicable Ex-Dividend Date.

“Extraordinary Dividend” means (i) an “Extraordinary Dividend,” as such term is defined in the Index General Conditions and will generally include any dividend (in the form of a cash dividend and/or a scrip (stock) dividend) which is described as “special,” “extra,” “irregular” or a “return of capital”; or (ii) a free distribution or dividend of stock of such Constituent to existing holders by way of bonus, capitalization or similar issue, for which in each case the applicable Ex-Dividend Date falls on any day after the Index Base Date.

“Extraordinary Dividend Amount” means, in respect of an Extraordinary Dividend:

(i)	if such Dividend is a cash dividend, 100% of the gross cash dividend per one stock as declared by the issuer of the relevant Constituent, before the withholding or deduction of taxes at source by or on behalf of any applicable authority having power to tax in respect of such a dividend (an “Applicable Authority”), and shall exclude (a) any imputation or other credits, refunds or deductions granted by an Applicable Authority (together, the “Credits”), and (b) any taxes, credits, refunds or benefits imposed, withheld, assessed or levied on the Credits referred to in (a) above (converted, if necessary, at the applicable FX Rate for the conversion of the currency in which the relevant Extraordinary Dividend Amount is denominated into the currency in which the Constituent Closing Level of the relevant Constituent is published).

(ii)	if such Extraordinary Dividend is a non-cash dividend, an amount per one stock equal to the cash value declared by the issuer of the relevant Constituent (whether or not such non-cash dividend includes stock that are the Constituent) or, if no cash value is declared by the issuer of the relevant Constituent, the cash value of such non-cash dividend as determined by the Index Sponsor, calculated by reference, where available, to the closing price of any stocks or the Constituent Closing Level (as the case may be) comprising such non-cash dividend on the last trading day immediately preceding the relevant Ex-Dividend Date, taking into account (where such non-cash dividend consists of the stock of the Constituent) any diluting effect on the theoretical value of the Constituent stock resulting from such non-cash dividend. The cash value of a non-cash dividend shall be converted, if necessary, at the applicable FX Rate for the conversion of the currency in which the relevant Extraordinary Dividend Amount is denominated into the currency in which the Constituent Closing Level of the relevant Constituent is published.

“Dividend Percentage” means, in respect of an Extraordinary Dividend Amount, the Dividend Percentage specified by the Index Sponsor from time to time in respect of the country or jurisdiction in which the issuer of the relevant Constituent is domiciled for tax purposes. As of the date of this Index Methodology, the Dividend Percentage is set to 100%. The Index Sponsor shall notify the Index Calculation Agent of any change in the Dividend Percentage applicable to any country or jurisdiction, in which case the current Dividend Percentage will be available from the Index Sponsor.

“Ex-Dividend Date” means, in respect of a stock and an Extraordinary Dividend, the first day on which a

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purchaser of such stock will not be entitled to receive the relevant Extraordinary Dividend Amount, as fixed by the issuer of such stock and/or the primary exchange on which such stock is traded.

“FX Rate” means, in respect of the notional exchange of one currency to another currency, the applicable WM/Reuters “Closing Spot Rate” as published by The World Markets Company plc in conjunction Reuters at approximately 4.00 p.m. (London Time) on the Ex-Dividend Date or, if such rate is discontinued or unavailable on the relevant day for any reason, such other exchange rate for the relevant currency conversion as the Index Sponsor shall determine appropriate by reference to an alternative foreign exchange rate service.

Dividend Recovery

If, in respect of a Dividend or an Extraordinary Dividend, (a) the gross cash or non-cash dividend declared or estimated by the issuer of the relevant Constituent (a “Declared Dividend”) to holders of record of the stock in the Constituent is not equal to the gross amount deemed to be paid by the issuer of such Constituent (notwithstanding that such payment is made to either any relevant taxing authority or holders of record) in respect of such Dividend (a “Dividend Mismatch Event”) or (b) the issuer of the relevant Constituent fails to make any payment or delivery in respect of that Declared Dividend by the third Index Business Day following the relevant due date, then in either case the Index Sponsor may (but shall not be obliged to) determine:

(i)	any appropriate adjustment to be made to the Index, including the Weight of any Constituent, to account for that Dividend Mismatch Event or non-payment or non-delivery, as the case may be; and

(ii)	the effective date of any such adjustment.

In the event that an issuer of a Constituent makes a payment or delivery in respect of a Dividend or an Extraordinary Dividend that has already been the subject of an adjustment in accordance with this paragraph 3 (Dividend Recovery), the Index Sponsor shall determine any appropriate adjustment(s) to be made in respect of the Index in order to account for the economic effect of such subsequent payment or delivery.

Stock Split Adjustments

Following the declaration by the issuer of a Constituent of a Stock Split (as defined below) (a “Stock Split Adjustment Event”), the Index Calculation Agent shall adjust the Weight of such Constituent on the Ex-Date (as defined below) in relation to such Stock Split in accordance with the formula set out below. If such Ex-Date is not an Index Business Day, the adjustment shall be made on the next following Index Business Day.

The Share Count of the relevant Constituent shall be adjusted such that:

where:

Si,ex	=	Share Count of Constituent i on the applicable Ex-Date (or, if such day is not an Index Business Day, on the immediately following Index Business Day).

Si,ex-1	=	Share Count of Constituent i on the Index Business Day immediately preceding the applicable Ex-Date.

Split Ratioi	=	In respect of the applicable Stock Split, the ratio of the new total number of shares (B) for the old total number of shares (A) (e.g., split ratio=B/A) in respect of the Constituent i.

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“Ex-Date” means, in respect of a Stock Split in respect of a Constituent, the effective date of such Stock Split, as fixed by the issuer of such Constituent and/or the primary exchange on which such Constituent is traded.

“Stock Split” means, in respect of a Constituent, a stock split, subdivision, reverse stock split, consolidation or similar reclassification of the stock of such Constituent, for which the Ex-Date falls on any day after the Index Base Date.

Rights Issue Adjustments

Following the declaration by the issuer of a Constituent of a Rights Issue (as defined below) (a “Rights Issue Adjustment Event”), the Index Calculation Agent shall adjust the Weight of such Constituent on the Ex-Rights Date (as defined below) in relation to such Rights Issue in accordance with the formula set out below. If such Ex-Rights Date is not an Index Business Day, the adjustment shall be made on the following Index Business Day.

The Share Count of the relevant Constituent shall be adjusted such that:

where:

Si,ex	=	Weight of Constituent i on the applicable Ex-Rights Date (or, if such day is not an Index Business Day, on the immediately following Index Business Day).

Si,ex-1	=	Weight of Constituent i on the Index Business Day immediately preceding the applicable Ex-Rights Date.

Ni	=	In respect of the applicable Rights Issue, the rights ratio in respect of such Rights Issue of Constituent i, N = B/A where A is the number of existing stocks and B is the number of new stocks entitlement.

SPi	=	In respect of the applicable Rights Issue, the subscription price per stock in Constituent i.

Pi,ex-1	=	Constituent Closing Level of Constituent i on the Index Business Day for Constituent i immediately preceding the Ex-Rights Date.

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“Ex-Rights Date” means, in respect of a Rights Issue in respect of a Constituent, the first day on which a purchaser of such stock would not be entitled to participate in such Rights Issue, as fixed by the issuer of such Constituent and/or the primary exchange on which such Constituent is traded.

“Rights Issue” means, in respect of a Constituent, a distribution to existing holders of stock in such Constituent of any securities, rights, warrants or other assets, in any case for payment (whether in cash or otherwise) at less than their prevailing market price or any other similar event as determined by the Index Sponsor and for which the Ex-Rights Date falls on any day after the Index Base Date.

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Appendix III: Eligible Universes and Reference Funds

Index	Eligible Universe
Janus Small Cap Alpha Index	Solactive Small Cap Index
Janus Small/Mid Cap Alpha Index	Solactive Small/Mid Cap Index

Index	Reference Fund
Janus Small Cap Alpha Index	Janus Venture Fund, a series of Janus Investment Fund
Janus Small/Mid Cap Alpha Index	Janus Triton Fund, a series of Janus Investment Fund

Appendix IV: Holiday Schedule

NYSE Holiday Schedule

2015	2016	2017
January 1	January 1	January 2
January 19	January 18	January 16
February 16	February 15	February 20
April 3	March 25	April 14
May 25	May 30	May 29
July 3	July 4	July 4
September 7	September 5	September 4
November 26	November 24	November 23
December 25	December 26	December 25

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